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                                                                  EXHIBIT 23(N)

                        CONSENT OF INDEPENDENT AUDITORS

  We hereby consent to the inclusion in this Registration Statement on Form S-1 of United Rentals, Inc. of our report dated July 27, 1998 relating to the financial statements of Reitzel Rentals Ltd. which appears in such Prospectus. We also consent to the reference to us under the heading "Experts".

PricewaterhouseCoopers
Kitchener, Canada
September 21, 1998